UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 9, 2007




                           DELTA AND PINE LAND COMPANY

             (Exact name of registrant as specified in its charter)

           Delaware                                         62-1040440
 (State or other jurisdiction                             (IRS employer
      of incorporation)                                identification No.)
                                    000-21788
                            (Commission file number)

                    One Cotton Row, Scott, Mississippi 38772
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (662) 742-4000

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 9, 2007, Delta and Pine Land Company ("D&PL") issued a press release reporting its results of operations and financial condition for the second quarter and six-month period ended February 28, 2007. This press release is attached as Exhibit 99.1.

Additionally, executive management will discuss D&PL's second quarter during a conference call to be held April 9, 2007 at 11:00 a.m. EDT/10:00 a.m. CDT. All interested parties are invited to listen to the conference call by dialing 800-374-0532 (International, 706-634-0148), pass code 2466319. Live audio of the conference call will also be accessible at www.vcall.com. Also, refer to D&PL's Investor News section in its Media and News section of its Internet site at www.deltaandpine.com for further instructions about accessing the conference call.

Information in this report, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.                   Description
-----------                   -----------
99.1                          Press Release dated April 9, 2007.






                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           DELTA AND PINE LAND COMPANY


Date:     April 9, 2007     /s/ Kenneth M. Avery
                            --------------------
                            Kenneth M. Avery,
                            Vice President - Chief Financial Officer and
                            Assistant Secretary